SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2025

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 8 – OTHER EVENTS

Item 8.01 – Other Events

On March 10, 2025, iQSTEL Inc. (the “Company”) signed a non-binding memorandum of understanding (“MOU”) with Accredited Solutions, Inc. (“ASII”) to set forth the preliminary terms and mutual understanding between the parties regarding the Company’s potential sale of its 75% equity interest in itsBChain, LLC (the “Subsidiary”) to ASII, subject to the negotiation and execution of a definitive Purchase Agreement. The parties have agreed to execute the Purchase Agreement no later than June 1, 2025, or sooner.

Under the MOU, in exchange for the 75% interest in the Subsidiary, ASII proposes paying $1,000,000 to the Company as follows:

•	$500,000 in restricted preferred shares of ASII, the terms and features of which will be available prior to execution of the Purchase Agreement, but should contain preferential treatment on the stated value in any liquidation of ASII and a conversion price of the lowest stock price with a 10 day look back at conversion (but with a conversion limitation of 4.99%, but no greater than 9.99%), ensuring iQSTEL’s value is preserved regardless of fluctuations in ASII’s common stock price.
•	$500,000 in restricted common shares of ASII, which are expected to be registered by ASII in a resale offering that is filed on Form S-1 with the SEC within an agreed time from the close of the Purchase Agreement.

At some time in the future, the Company plans to distribute the ASII common shares as dividends to its shareholders.

Further under the MOU, the Company will retain a 1% lifetime royalty on the Subsidiary’s total sales. The Company acknowledges a remaining investment commitment of $65,000 related to the Subsidiary. This amount will be paid in monthly installments of $2,500 directly to the Subsidiary.

The foregoing description is qualified in its entirety by reference to the MOU, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On March 12, 2025, we issued a press release announcing the Agreement with the parties. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

SECTION 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Memorandum of Understanding, dated March 12, 2025
99.2	Press Release, dated March 12, 2025

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date March 13, 2025

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